UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2011

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2011

Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.
(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Board approval of management and subadvisory agreements	33

Additional shareholder information	40

Dividend reinvestment plan	41

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period.

IV	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first month of the reporting period. The markets then experienced a sharp sell-off in mid-November 2010 and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

The spread sectors rallied in October in the wake of the Fed indicating the possibility of another round of quantitative easing. However, they then started to

Western Asset High Income Opportunity Fund Inc.	V

weaken toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors largely regained their footing during the last four months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended March 31, 2011. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. However, yields moved higher toward the end of March as investor risk appetite resumed. When the period ended on March 31, 2011, two-year Treasury yields were 0.80% and ten-year Treasury yields were 3.47%. For the six months ended March 31, 2011, the Barclays Capital U.S. Aggregate Indexv returned -0.88%.

The U.S. high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 7.24% for the six months ended March 31, 2011.

After producing strong results during the first month of the reporting period, the emerging market debt asset class gave back its gains as the period progressed. Initially, emerging market debt performed well given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. However, from November 2010 through January 2011, investor concerns regarding interest rate hikes in China and unrest in the Middle East and Libya dragged the asset class down. After largely treading water in February, emerging market debt rallied in March. However, this wasn’t enough to offset its earlier weakness, and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -0.85% over the six months ended March 31, 2011.

Performance review

For the six months ended March 31, 2011, Western Asset High Income Opportunity Fund Inc. returned 9.37% based on its net asset value (“NAV”)viii and 5.91% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 7.24% for the same period. The Lipper High Current Yield Closed-End Funds Category Averageix returned 9.52% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

VI	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.27 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$6.39 (NAV)	9.37%
$6.36 (Market Price)	5.91%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

RISKS: The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Opportunity Fund Inc.	VII

i                  Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii            The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv             The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi             The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii          The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii       Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and September 30, 2010 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — March 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC US HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
Non-$	— Non-U.S. Dollar

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — March 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC US HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
Non-$	— Non-U.S. Dollar

4	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.2%
Consumer Discretionary — 19.7%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	$459,172	(a)
Automobiles — 1.1%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,028,556
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,785,000		1,903,890
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	685,000		862,903
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	825,000		241,313	(b)(c)
Motors Liquidation Co., Senior Notes	7.125%	7/15/13	2,125,000		605,625	(c)
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	2,540,000		768,350	(c)
Total Automobiles					5,410,637
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,410,000		1,346,550
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,711,325
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	810,000		836,325
Total Diversified Consumer Services					3,894,200
Hotels, Restaurants & Leisure — 7.5%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	1,010,000		1,001,162	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		228,250	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	665,000		636,737
CCM Merger Inc., Notes	8.000%	8/1/13	2,255,000		2,255,000	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	2,060,000		2,137,250	(a)(d)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,695,000		1,796,700	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	2,425,000		2,267,375
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	945,000		986,344
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000		2,225	(a)(c)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	2,592,000		2,080,080
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,954,000		2,776,760
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,392,325
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		902,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	1,810,000		995,500	(a)(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,173,000		1,158,337	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,140,000		1,134,300	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,140,000		1,234,050

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	5

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	340,000	$368,050	(a)
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	2,210,000	2,121,600
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	490,000	466,725
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000	172,500
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000	414,000
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	60,000	61,200	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,660,000	3,284,850
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	225,000	166,500
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,480,000	1,565,100	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,990,000	2,308,400
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000	782,925
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	330,000	337,425
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	890,000	809,900	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	165,000	165,000	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	1,515,000	152	(c)(f)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	2,265,000	227	(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	9	(c)(f)
Total Hotels, Restaurants & Leisure				36,008,958
Household Durables — 0.4%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	910,000	696,150	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,040,000	1,080,300	(a)
Total Household Durables				1,776,450
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000	1,515,875
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,990,000	2,084,525	(a)
Total Internet & Catalog Retail				3,600,400
Media — 4.8%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	710,000	749,050	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225	674,873
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,860,000	1,985,550
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,840,000	2,010,200
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	130,000	133,250	(a)

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,130,000		$3,302,150	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	190,000		208,525
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000		1,370,250
Kabel BW Erste Beteiligungs GmbH/ Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	430,000		442,900	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,290,000		1,299,675	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	3,650,000		3,932,875	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	950,000		988,000	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	565,000		613,025	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,380,000		1,466,250	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		749,250	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	2,470,000		2,432,950	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	537,000		571,905
Total Media					22,930,678
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,460,000		2,263,200
Specialty Retail — 2.5%
American Greetings Corp., Senior Notes	7.375%	6/1/16	2,885,000		2,996,794
American Greetings Corp., Senior Notes	7.375%	6/1/16	365,000		364,544
American Greetings Corp., Senior Notes	7.375%	6/1/16	290,000		289,637
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000	EUR	1,979,850	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,346,850
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,880,000		2,952,000
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	1,870,000		2,010,250	(a)
Total Specialty Retail					11,939,925
Textiles, Apparel & Luxury Goods — 1.3%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	880,000		858,000	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	330,000		351,450	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	2,110,000		2,057,250	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000		2,884,825
Total Textiles, Apparel & Luxury Goods					6,151,525
Total Consumer Discretionary					94,435,145

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	7

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.4%
Food Products — 1.3%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	2,090,000	$2,129,187	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	780,000	815,100	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,710,000	2,933,575	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	233,000	275,523
Total Food Products				6,153,385
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	446,000	454,363
Total Consumer Staples				6,607,748
Energy — 13.3%
Energy Equipment & Services — 1.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,219,000
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	1,440,000	1,476,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,285,000	2,353,550	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,234,200
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,598,400
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	1,080,000	1,115,100	(a)
Total Energy Equipment & Services				8,996,250
Oil, Gas & Consumable Fuels — 11.4%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	3,892,000	3,911,460
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,345,575
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	150,000	155,063
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	425,000	477,063
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,530,000	1,637,100
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	627,200
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	433,063
Concho Resources Inc., Senior Notes	7.000%	1/15/21	360,000	379,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,570,387
Copano Energy LLC, Senior Notes	7.125%	4/1/21	720,000	730,800
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	2,762,268	2,637,966	(a)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	383,250
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,496,725
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,373,077	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	820,725	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,570,000	2,621,400

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
James River Escrow Inc., Senior Notes	7.875%	4/1/19	640,000	$665,600	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	980,000	1,092,700	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	250,000	268,125	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	480,000	525,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	690,000	710,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	990,000	991,238
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,660,000	1,689,050	(a)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	950,000	1,026,000	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	2,960,000	3,300,400	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,485,000	1,466,437
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	531,688
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,090,000	1,073,650	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000	744,900	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000	1,477,912
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,335,412
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	444,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,255,000	2,638,350
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	340,000	371,875
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	110,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,360,000	1,455,200
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	2,390,000	2,482,612	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000	2,482,350
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,065,611
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,525,000	1,753,750	(a)
Venoco Inc., Senior Notes	8.875%	2/15/19	230,000	230,288	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,180,000	1,227,200
Total Oil, Gas & Consumable Fuels				54,762,052
Total Energy				63,758,302
Financials — 7.6%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000	1,112,917

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	9

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 1.5%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	830,000		$726,376
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	520,000		535,600	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	600,000		615,000	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,130,700		1,134,940
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,294,694		1,299,549
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		892,250	(a)(e)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	770,000		793,100
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	530,000		548,550
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	790,000		742,600	(e)(g)
Total Commercial Banks					7,287,965
Consumer Finance — 2.5%
Ally Financial Inc., Debentures	0.000%	6/15/15	4,300,000		3,359,375
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,692,176
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,500,000		3,749,375	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,095,336
SLM Corp., Medium-Term Notes	8.000%	3/25/20	920,000		1,004,424
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	965,000		1,082,280
Total Consumer Finance					11,982,966
Diversified Financial Services — 2.6%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	750,000		856,875	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,222,200
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	880,000		915,200
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,705,487
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,314,825
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	670,000		735,325
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,290,625
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,150,000		1,165,813
Total Diversified Financial Services					12,206,350
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,718,228
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	520,000		515,804	(a)(e)(g)

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
ING Capital Funding Trust III, Junior Subordinated Bonds	3.903%	6/30/11	410,000	$399,463	(e)(g)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	637,200	(a)
Total Insurance				3,270,695
Real Estate Investment Trusts (REITs) — 0.1%
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	425,000	436,156
Total Financials				36,297,049
Health Care — 4.6%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000	198,225
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	650,000	717,438	(d)
Total Health Care Equipment & Supplies				915,663
Health Care Providers & Services — 4.2%
American Renal Holdings, Senior Notes	9.750%	3/1/16	1,430,000	1,419,275	(a)(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,197,800
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,265,000	4,339,637
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,440,000	1,657,800	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,234,000
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,860,000	2,032,050
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,320,000	1,552,650
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	881,650
Universal Hospital Services Inc., Senior Secured Notes	3.834%	6/1/15	10,000	9,750	(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	2,087,013	(d)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,555,000	1,599,706
Total Health Care Providers & Services				20,011,331
Pharmaceuticals — 0.2%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	1,180,000	1,216,875	(a)
Total Health Care				22,143,869
Industrials — 13.2%
Aerospace & Defense — 1.9%
Acquisition Co. Lanza Parent, Senior Secured Notes	10.000%	6/1/17	1,010,000	1,118,575	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,965,000	2,105,006
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,030,000	1,140,725
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	760,000	797,050	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	760,000	796,100	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Triumph Group Inc., Senior Notes	8.625%	7/15/18	860,000	$952,450
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,257,613	(a)
Total Aerospace & Defense				9,167,519
Airlines — 2.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	770,000	746,900	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	170,975	177,814
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	69,686	69,860
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,074,905	2,064,530
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	960,000	973,200	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	4,111,875	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	22,071	22,898
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	903,443	932,805
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	568,131	602,218
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	588,000	627,690	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	819,000	869,164	(a)
Total Airlines				11,198,954
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	660,400	399,542	(a)(f)
Griffon Corp., Senior Notes	7.125%	4/1/18	980,000	1,002,050	(a)
Total Building Products				1,401,592
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,675,000	1,896,938
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	620,000	635,500
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	223,650	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,800,375	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,280,000	1,392,000	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,735,425
RSC Equipment Rental Inc./ RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	762,850	(a)
Total Commercial Services & Supplies				9,446,738
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,313,275	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,599,750	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	$1,354,200
Marine — 1.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,390,000	2,485,600
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	740,000	749,250	(a)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	2,044,996	1,669,228	(a)(c)
Total Marine				4,904,078
Road & Rail — 3.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,670,000	1,715,925	(a)(d)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,960,000	2,055,550	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	1,974,000	2,092,440	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	827,415
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,805,000	3,071,475
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	520,000	533,000	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	231,000	276,623
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	285,000	310,650
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	2,675,000	2,788,687	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,872,000	2,080,260
Total Road & Rail				15,752,025
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	108,000	114,210	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	465,000	487,669	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,447,062
Total Trading Companies & Distributors				2,048,941
Transportation — 1.0%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,630,000	2,833,825	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000	1,705,600	(a)
Total Transportation				4,539,425
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	540,000	553,500	(a)
Total Industrials				63,279,997
Information Technology — 4.2%
Communications Equipment — 0.6%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000	2,716,100
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,990,000	3,363,750	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 1.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,469,700		$1,543,185	(d)
First Data Corp., Senior Notes	5.625%	11/1/11	250,000		251,875
First Data Corp., Senior Notes	10.550%	9/24/15	4,039,573		4,428,082	(d)
First Data Corp., Senior Notes	11.250%	3/31/16	420,000		420,525
First Data Corp., Senior Secured Notes	7.375%	6/15/19	120,000		122,250	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	850,000		945,625	(a)(h)
Total IT Services					7,711,542
Semiconductors & Semiconductor Equipment — 1.3%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	710,000		773,900
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	590,000		640,150	(d)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	520,000		586,300	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		946,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,785,000		1,905,487
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	381,333		394,680	(d)
MEMC Electronic Materials Inc., Senior Notes	7.750%	4/1/19	970,000		997,888	(a)
Total Semiconductors & Semiconductor Equipment					6,244,405
Total Information Technology					20,035,797
Materials — 8.5%
Chemicals — 2.5%
CF Industries Inc., Senior Notes	7.125%	5/1/20	840,000		955,500
FMC Finance III SA, Senior Notes	6.875%	7/15/17	700,000		742,875
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,292,500	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	930,000		966,619	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,271,650	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,482,001	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,543,000		1,705,015	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,370,000		1,544,675
Solutia Inc., Senior Notes	8.750%	11/1/17	45,000		49,725
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,318,900
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	770,000		816,200	(a)
Total Chemicals					12,145,660
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,750,000		1,903,125	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	814,464	(a)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	290,000		290,000

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	600,000	$597,000	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,380,000	1,400,700	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	725,000	0	(b)(c)(f)(h)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	1,950,000	2,028,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,600,000	1,592,000	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	635,000	666,750
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,090,000	2,262,425	(a)(f)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	170,000	184,025	(a)(f)
Total Containers & Packaging				11,738,489
Metals & Mining — 1.8%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	840,000	900,900	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	430,000	435,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	300,000	312,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,070,000	3,181,287	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,040,000	2,254,200	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000	1,517,625
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	32,700
Total Metals & Mining				8,634,837
Paper & Forest Products — 1.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,329,625
Boise Cascade LLC, Senior Subordinated Notes	7.125%	10/15/14	365,000	362,263
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,430,000	2,445,187
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	644,899	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	555,000	532,800
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	36,000	39,510
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	740,000	773,300	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	330,000	351,450
Total Paper & Forest Products				8,479,034
Total Materials				40,998,020
Telecommunication Services — 8.1%
Diversified Telecommunication Services — 5.0%
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	1,110,000	1,093,350
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,581,637	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,120,000	2,247,200	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	40,000	42,850
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	5,035,000	5,425,212

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	15

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	2,360,000	$2,374,750	(a)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	990,000	1,017,225
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	300,000	304,500	(d)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,549,763
West Corp., Senior Notes	8.625%	10/1/18	1,290,000	1,364,175	(a)
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,879,100	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	890,000	1,027,950	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	780,000	817,050	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,099,414	1,335,788	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	2,108,700	(a)
Total Diversified Telecommunication Services				24,169,250
Wireless Telecommunication Services — 3.1%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,720,000	1,831,800	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000	1,161,000
Sprint Capital Corp., Global Notes	6.900%	5/1/19	870,000	902,625
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	695,625
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,065,000	7,550,719
True Move Co., Ltd., Notes	10.750%	12/16/13	2,260,000	2,457,750	(a)
Total Wireless Telecommunication Services				14,599,519
Total Telecommunication Services				38,768,769
Utilities — 6.6%
Electric Utilities — 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	3,959,200
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000	1,519,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,390,000	2,599,125
Total Electric Utilities				8,077,325
Gas Utilities — 0.4%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	770,000	750,750	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	73,515
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,300,750
Total Gas Utilities				2,125,015
Independent Power Producers & Energy Traders — 4.5%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	460,000	491,050	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	640,000	665,600	(a)

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,420,000	$3,552,525	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	320,000	302,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,195,000	896,250
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,813,000	4,882,920
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,418,201	1,180,652	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	290,000	299,076
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,050,000	1,117,909
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,449,188	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,913,000	4,059,737
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	652,777	737,638
Total Independent Power Producers & Energy Traders				21,634,945
Total Utilities				31,837,285
Total Corporate Bonds & Notes (Cost — $398,740,955)				418,161,981
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $728,130)	2.344%	4/20/35	1,129,288	919,212	(e)
Collateralized Senior Loans — 2.1%
Consumer Discretionary — 1.0%
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,500,000	2,723,750	(i)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	410,000	414,442	(i)
Media — 0.3%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,500,000	1,599,375	(i)
Total Consumer Discretionary				4,737,567
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	1,250,000	1,340,625	(i)
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/11/15	2,864,161	2,892,802	(i)
Total Telecommunication Services				4,233,427
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan B3	3.746 - 3.803%	10/10/14	1,095,806	923,444	(i)
Total Collateralized Senior Loans (Cost — $9,388,848)				9,894,438

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	17

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.3%
Consumer Discretionary — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	$3,520,700	(a)(h)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	120,000	127,260	(a)
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,745,000	2,147,962
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	323,388
Total Convertible Bonds & Notes (Cost — $4,907,306)				6,119,310
Sovereign Bonds — 0.2%
Russia — 0.2%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $1,013,633)	7.500%	3/31/30	926,415	1,082,173	(a)

			Shares
Common Stocks — 2.0%
Consumer Discretionary — 1.4%
Media — 1.4%
Charter Communications Inc., Class A Shares			134,892	6,829,582	*
Energy — 0.5%
Energy Equipment & Services — 0.4%
Turbo Beta Ltd.			186,415,976	2,134,836	*(h)(j)
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			9,017	253,919	*
Total Energy				2,388,755
Industrials — 0.1%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			203	91,360	*(a)(f)(h)
Nortek Inc.			2,857	122,851	*
Total Industrials				214,211
Total Common Stocks (Cost — $5,335,894)				9,432,548
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Bank of America Corp. (Cost — $3,008,006)	7.250%		3,030	3,063,300

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 1.7%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		11,720	$296,164
Motors Liquidation Co.	7.250%		900	6,176	*
Motors Liquidation Co.	7.250%		10,100	69,311	*
Motors Liquidation Co.	7.375%		2,200	15,098	*
Motors Liquidation Co.	7.375%		400	2,745	*
Motors Liquidation Co.	7.500%		31,700	217,541	*
Total Consumer Discretionary				607,035
Financials — 1.6%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%		77,575	1,949,072	(a)
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		21,450	546,975	(e)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		108,200	2,848,906	(e)
Citigroup Capital XIII	7.875%		85,025	2,329,685	(e)
Total Diversified Financial Services				5,178,591
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		37,200	63,240	*(e)
Total Financials				7,737,878
Total Preferred Stocks (Cost — $9,267,560)				8,344,913

		Expiration Date	Warrants
Warrants — 0.1%
Buffets Restaurant Holdings		4/28/14	1,981	20	*(f)(h)
Charter Communications Inc.		11/30/14	2,238	22,939	*
Jack Cooper Holdings Corp.		12/15/17	1,974	108,570	*
Nortek Inc.		12/7/14	5,518	44,144	*(f)(h)
SemGroup Corp.		11/30/14	9,492	97,293	*(f)
Turbo Beta Ltd.		11/1/14	1	0	*(f)(h)(j)
Total Warrants (Cost — $74,830)				272,966
Total Investments before Short-Term Investments (Cost — $432,465,162)				457,290,841

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	19

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity — $12,123,037; (Fully collateralized by various U.S. government agency obligations, 3.250% to 4.300 due 3/12/14 to 2/24/17; Market value — $12,366,142) (Cost — $12,123,000)	0.110%	4/1/11	12,123,000	$12,123,000
Total Investments — 97.9% (Cost — $444,588,162#)				469,413,841
Other Assets in Excess of Liabilities — 2.1%				9,854,525
Total Net Assets — 100.0%				$479,268,366

†             Face amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        The maturity principal is currently in default as of March 31, 2011.

(c)         The coupon payment on these securities is currently in default as of March 31, 2011.

(d)        Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)           Illiquid security.

(g)        Security has no maturity date. The date shown represents the next call date.

(h)        Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)          Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)          Restricted security.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR — Euro

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2011

Assets:
Investments, at value (Cost — $444,588,162)	$ 469,413,841
Foreign currency, at value (Cost — $3,251,723)	3,419,024
Interest and dividends receivable	10,403,765
Receivable for securities sold	2,014,781
Principal paydown receivable	32,130
Prepaid expenses	63,850
Total Assets	485,347,391

Liabilities:
Payable for securities purchased	5,462,835
Investment management fee payable	325,726
Unrealized depreciation on forward foreign currency contracts	147,576
Due to custodian	46,598
Directors’ fees payable	13,208
Accrued expenses	83,082
Total Liabilities	6,079,025
Total Net Assets	$ 479,268,366

Net Assets:
Par value ($0.001 par value; 75,040,964 shares issued and outstanding; 500,000,000 shares authorized)	$ 75,041
Paid-in capital in excess of par value	607,925,243
Undistributed net investment income	551,086
Accumulated net realized loss on investments and foreign currency transactions	(154,134,446)
Net unrealized appreciation on investments and foreign currencies	24,851,442
Total Net Assets	$ 479,268,366

Shares Outstanding	75,040,964

Net Asset Value	$6.39

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended March 31, 2011

Investment Income:
Interest	$20,711,906
Dividends	401,823
Total Investment Income	21,113,729

Expenses:
Investment management fee (Note 2)	1,880,054
Transfer agent fees	53,344
Directors’ fees	45,541
Excise tax (Note 1)	35,412
Shareholder reports	32,179
Legal fees	30,002
Stock exchange listing fees	29,360
Audit and tax	23,016
Insurance	5,460
Custody fees	4,009
Miscellaneous expenses	3,601
Total Expenses	2,141,978
Net Investment Income	18,971,751

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,268,032
Foreign currency transactions	(74,161)
Net Realized Gain	1,193,871
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	21,155,945
Foreign currencies	88,800
Change in Net Unrealized Appreciation (Depreciation)	21,244,745
Net Gain on Investments and Foreign Currency Transactions	22,438,616
Increase in Net Assets From Operations	$41,410,367

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the six months ended March 31, 2011 (unaudited) and the year ended September 30, 2010	2011	2010

Operations:
Net investment income	$ 18,971,751	$ 41,963,134
Net realized gain (loss)	1,193,871	(14,416,965)
Change in net unrealized appreciation (depreciation)	21,244,745	48,588,907
Increase in Net Assets From Operations	41,410,367	76,135,076

Distributions to Shareholders From (Note 1):
Net investment income	(20,246,312)	(45,677,069)
Decrease in Net Assets From Distributions to Shareholders	(20,246,312)	(45,677,069)

Fund Share Transactions:
Reinvestment of distributions (111,552 and 520,341 shares issued, respectively)	697,692	3,092,737
Increase in Net Assets From Fund Share Transactions	697,692	3,092,737
Increase in Net Assets	21,861,747	33,550,744

Net Assets:
Beginning of period	457,406,619	423,855,875
End of period*	$479,268,366	$457,406,619
* Includes undistributed net investment income of:	$551,086	$1,825,647

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2011[1,2]	2010[1]	2009[1]	2008[1]	2007[1]	2006[1]

Net asset value, beginning of period	$6.10	$5.70	$5.59	$7.03	$7.12	$7.15

Income (loss) from operations:
Net investment income	0.25	0.56	0.60	0.59	0.55	0.54
Net realized and unrealized gain (loss)	0.31	0.45	0.12	(1.46)	(0.08)	(0.07)
Total income (loss) from operations	0.56	1.01	0.72	(0.87)	0.47	0.47

Less distributions from:
Net investment income	(0.27)	(0.61)	(0.61)	(0.57)	(0.56)	(0.50)
Total distributions	(0.27)	(0.61)	(0.61)	(0.57)	(0.56)	(0.50)

Net asset value, end of period	$6.39	$6.10	$5.70	$5.59	$7.03	$7.12

Market price, end of period	$6.36	$6.27	$5.82	$4.34	$6.47	$6.37
Total return, based on NAV[3,4]	9.37%	18.62%	16.86%	(12.32)%	7.29%	7.98%
Total return, based on Market Price[4]	5.91%	19.42%	53.69%	(26.04)%	10.37%	9.82%

Net assets, end of period (millions)	$479	$457	$424	$414	$520	$526

Ratios to average net assets:
Gross expenses	0.91%[5]	0.95%	1.00%	0.91%	0.85%[6]	0.90%
Net expenses[7]	0.91 [5]	0.95	1.00	0.91	0.85 [6,8]	0.90 [8]
Net investment income	8.07 [5]	9.47	12.84	9.03	7.55	7.62

Portfolio turnover rate	43%	96%	71%	54%	56%	65%

1      Per share amounts have been calculated using the average shares method.

2      For the six months ended March 31, 2011 (unaudited).

3      Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4      The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5      Annualized.

6      Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

7      The impact of compensating balance arrangements, if any, was less than 0.01%.

8      Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	25

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$418,161,981	$ 0 *	$418,161,981
Collateralized mortgage obligations	—	919,212	—	919,212
Collateralized senior loans	—	9,894,438	—	9,894,438
Convertible bonds & notes	—	2,598,610	3,520,700	6,119,310
Sovereign bonds	—	1,082,173	—	1,082,173
Common stocks:
Consumer discretionary	$ 6,829,582	—	—	6,829,582
Energy	253,919	—	2,134,836	2,388,755
Industrials	122,851	—	91,360	214,211
Convertible preferred stocks	3,063,300	—	—	3,063,300
Preferred stocks:
Consumer discretionary	296,164	310,871	—	607,035
Financials	5,788,806	1,949,072	—	7,737,878
Warrants	120,232	108,570	44,164	272,966
Total long-term investments	$16,474,854	$435,024,927	$5,791,060	$457,290,841
Short-term investments†	—	12,123,000	—	12,123,000
Total investments	$16,474,854	$447,147,927	$5,791,060	$469,413,841

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$ 147,576	—	$ 147,576

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

26	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds &	Collateralized	Convertible Bonds &	Common Stocks
Investments in Securities	Notes	Senior Loans	Notes	Energy	Industrials	Warrants	Total
Balance as of September 30, 2010	$ 911,625	$ 2,770,000	—	—	$91,360	$ 20	$3,773,005
Accrued premiums/discounts	—	1,762	$ 15,066	—	—	—	16,828
Realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	34,000	(18,008)	1,594,227	270,676	—	—	1,880,895
Net purchases (sales)	—	(2,753,754)	1,911,407	1,864,160	—	—	1,021,813
Transfers into Level 3	—	—	—	—	—	44,144	44,144
Transfers out of Level 3	(945,625)	—	—	—	—	—	(945,625)
Balance as of March 31, 2011	$ 0 *	—	$3,520,700	$2,134,836	$91,360	$44,164	$5,791,060
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011[1]	—	—	$1,594,227	$ 270,676	—	—	$1,864,903

*	Value is less than $1.
[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	27

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of

28	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $35,412 of federal excise tax attributable to calendar year 2010 in March 2011.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	29

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $147,576. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

30	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2011, the Fund had accrued $7,046 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$197,471,235
Sales	214,563,928

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 37,191,642
Gross unrealized depreciation	(12,365,963)
Net unrealized appreciation	$ 24,825,679

Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report	31

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	949,203	$1,344,098	5/18/11	$ (50,478)
Euro	Citibank, N.A.	2,000,000	2,832,055	5/18/11	(67,235)
Euro	Royal Bank of Scotland PLC	706,017	999,740	5/18/11	(29,863)
Net unrealized loss on open forward foreign currency contracts					$(147,576)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2011.

LIABILITY DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$147,576

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(13,288)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(73,706)

32	Western Asset High Income Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$4,022,274

5. Distributions subsequent to March 31, 2011

On February 14, 2011, the Fund’s Board of Directors (the “Board”) declared two distributions, each in the amount of $0.0450 per share, payable on April 29, 2011 and May 27, 2011 to shareholders of record on April 21, 2011 and May 20, 2011, respectively.

On May 16, 2011, the Board declared three distributions, each in the amount of $0.0425 per share, payable on June 24, 2011, July 29, 2011 and August 26, 2011 to shareholders of record on June 17, 2011, July 22, 2011 and August 19, 2011, respectively.

6. Capital loss carryforward

As of September 30, 2010, the Fund had a net capital loss carryforward of approximately $136,132,404, of which $62,116,725 expires in 2011, $2,542,282 expires in 2012, $855,375 expires in 2016, $21,593,145 expires in 2017 and $49,024,877 expires in 2018. These amounts will be available to offset any future taxable capital gains.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

Western Asset High Income Opportunity Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) between the Manager and the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-End Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

34	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-End Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London

Western Asset High Income Opportunity Fund Inc.	35

helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and, at the Board’s request, its peer funds as selected by Lipper. The Performance Universe consisted of seven funds, including the Fund, for the 1- and 3-year periods ended June 30, 2010 and five funds for the 5- and 10-year periods ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked third among the funds in the Performance Universe for that period and that the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2010 was ranked fourth among the funds in the Performance Universe for that period. The Fund’s performance for each of the 1- and 3-year periods ended June 30, 2010 was at or better than the Performance Universe median but was worse than the Performance Universe median for the other periods. In assessing the Fund’s performance, the Board noted, among other things, that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmarks and in

36	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

absolute terms. The Board noted the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 5- and 10-year periods. Among other things, the Fund’s lower quality bias overall was a detractor from performance in late 2008 and early 2009, after which the bias was a positive factor. In addition, the Fund’s positioning in certain sectors detracted from the Fund’s performance during those periods but drove its stronger performance in the past year.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance, especially in recent periods, was consistent with continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high current yield closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had net common share assets ranging from $26.8 million to the Fund’s $348.6 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe

Western Asset High Income Opportunity Fund Inc.	37

funds) was ranked third among the funds in the Expense Universe and was at the Expense Universe median. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted, among other things, that the small number of funds in the Expense Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-End Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-End Funds generally were higher than those paid by the Legg Mason Open-End Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-End Funds and services provided to the Legg Mason Open-End Funds. The Board considered the fee comparisons in light of the services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In

38	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements and noted that profitability to the Manager had decreased by 3 percent over the period covered by the analysis. However, the Board determined that profitability to the Manager in providing services to the Fund merited continued monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management

Western Asset High Income Opportunity Fund Inc.	39

Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

40	Western Asset High Income Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 28, 2011 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	60,355,174	8,476,156
Daniel P. Cronin	60,453,822	8,377,508
Jeswald W. Salacuse	60,220,155	8,611,175

At March 31, 2011, in addition to Carol L. Colman, Daniel P. Cronin and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
R. Jay Gerken, CFA

Western Asset High Income Opportunity Fund Inc.	41

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a

42	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset

High Income Opportunity Fund Inc.

Directors	Western Asset High Income Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers		HIO
R. Jay Gerken, CFA	Custodian
President and	State Street Bank and Trust Company
Chief Executive Officer	1 Lincoln Street
Kaprel Ozsolak	Boston, MA 02111
Chief Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
John Chiota	59 Maiden Lane
Identity Theft	New York, NY 10038
Prevention Officer
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04035 5/11 SR11-1366

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	May 27, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	May 27, 2011